Exhibit 10.22.5.3

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BETWEEN

PRIMEENERGY CORPORATION

PRIMEENERGY MANAGEMENT CORPORATION

PRIME OPERATING COMPANY

EASTERN OIL WELL SERVICE COMPANY

SOUTHWEST OILFIELD CONSTRUCTION COMPANY

EOWS MIDLAND COMPANY

AND

GUARANTY BANK, FSB

AS AGENT AND LETTER OF CREDIT ISSUER

AND

BNP PARIBAS,

AS CO-DOCUMENTATION AGENT

AND

JPMORGAN CHASE BANK, N.A.,

AS CO-DOCUMENTATION AGENT

AND

THE LENDERS SIGNATORY HERETO

OCTOBER 9, 2007

REVOLVING LINE OF CREDIT OF UP TO $150,000,000

REVOLVING LINE OF CREDIT OF UP TO $10,000,000

- i -

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is made and entered into effective as of October 9, 2007, by and between PRIMEENERGY CORPORATION, a Delaware corporation (“PEC”), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, and EOWS MIDLAND COMPANY, a Texas corporation (collectively, the “Borrower”), with each other lender that is a signatory hereto or becomes a signatory hereto as provided in Section 9.1, (individually, together with its successors and assigns, a “Lender” and collectively together, with their respective successors and assigns, the “Lenders”) and GUARANTY BANK, FSB, a federal savings bank, as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the “Agent”) and Letter of Credit Issuer and BNP PARIBAS as Co-Documentation Agent and JPMORGAN CHASE BANK, N.A. as Co-Documentation Agent.

WITNESSETH

WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated December 28, 2006, as amended by First Amendment to Amended and Restated Credit Agreement dated effective as of July 17, 2007 (the “Agreement”), to which reference is here made for all purposes;

WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Second Amendment, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01 Terms Defined Above. As used herein, each of the terms “Agent,” “Agreement,” “Borrower,” “Lender,” “Lenders,” and “Second Amendment” shall have the meaning assigned to such term hereinabove.

1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.03 References. References in this Second Amendment to Article or Section numbers shall be to Articles and Sections of this Second Amendment, unless expressly stated herein to the contrary. References in this Second Amendment to “hereby,” “herein,” hereinafter,” hereinabove,” “hereinbelow,” “hereof,” and “hereunder” shall be to this Second Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

1.04 Articles and Sections. This Second Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Second Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

ARTICLE II

AMENDMENTS

The Borrower and the Lender hereby amend the Agreement in the following particulars:

2.01 Amendment of Section 6.2. Section 6.2 of the Agreement is hereby amended as follows:

“6.2 Contingent Obligations. Create, incur, assume, or suffer to exist any Contingent Obligation; provided, however, the foregoing restriction shall not apply to (a) performance guarantees and performance surety or other bonds provided in the ordinary course of business, or (b) trade credit incurred or operating leases entered into in the ordinary course of business, (c) the outstanding guarantee in the amount of $50,000 to Alabama Shopping Center Associates, or (d) shareholder loans to Prime Offshore L.L.C. provided, however, that Borrower must maintain the greater of 10% of the sum of the Borrowing Base and the Revolving Line of Credit Number 2 Available Commitment or $10,000,000 at the time of any shareholder loan (“Shareholder Loan Availability”) but that subsequent to any shareholder loan, the Shareholder Loan Availability is not required to be maintained until the Borrower makes another shareholder loan.”

2.02 Amendment of Section 6.6. Section 6.6 of the Agreement is hereby amended as follows:

“6.6 Loans or Advances. Make or agree to make or allow to remain outstanding any loans or advances to any Person; provided, however, the foregoing restrictions shall not apply to (a) advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable, or (b) advances to employees of the Borrower for the payment of expenses in the ordinary course of business, (c) loans or advances to any oil and gas limited partnership for which the Borrower is the managing general partner and any business trust formed in the ordinary course of business of the Borrowers for which the Borrower is the managing trustee, provided that no default or event of default exists under any material contractual obligation of such partnership or trust, and (d) shareholder loans to Prime Offshore L.L.C., provided, however, that Borrower must maintain the greater of 10% of the sum of the Borrowing Base and the Revolving Line of Credit Number 2 Available Commitment or $10,000,000 at the time of any shareholder loan (“Shareholder Loan Availability”) but that subsequent to any shareholder loan the Shareholder Loan Availability is not required to be maintained until the Borrower makes another shareholder loan.”

ARTICLE III

CONDITIONS

The obligation of the Lenders to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

3.01 Receipt of Documents. The Agent shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Agent:

(a)	multiple counterparts of this Second Amendment as requested by the Agent; and

(b)	such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Agent may reasonably request.

3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Second Amendment shall be true and correct.

3.03 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Agent and the Lenders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower hereby expressly re-makes, in favor of the Agent and the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

ARTICLE V

RATIFICATION

Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Second Amendment.

ARTICLE VI

MISCELLANEOUS

6.01 Scope of Amendment. The scope of this Second Amendment is expressly limited to the matters addressed herein and this Second Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Second Amendment.

6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment.

6.03 Parties in Interest. All provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.

6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Agent and the Lenders and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lenders at any time if in their sole discretion they deem it advisable to do so.

6.05 ENTIRE AGREEMENT. THIS SECOND AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS SECOND AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

6.06 GOVERNING LAW. THIS SECOND AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE

LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS SECOND AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDERS IN ACCORDANCE WITH THIS SECTION.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed effective the date first hereinabove written.

BORROWER:

PRIMEENERGY CORPORATION PRIMEENERGY MANAGEMENT CORPORATION, PRIME OPERATING COMPANY, EASTERN OIL WELL SERVICE COMPANY, SOUTHWEST OILFIELD CONSTRUCTION COMPANY EOWS MIDLAND COMPANY

By:
Beverly A. Cummings
Executive Vice President, Treasurer, and Chief Financial Officer

AGENT AND LENDER:

GUARANTY BANK, FSB

By:
Kelly L. Elmore, III
Senior Vice President

LENDER:

BNP PARIBAS

By:
Douglas R. Liftman
Managing Director

By:
Name:
Title:

LENDER:

JPMORGAN CHASE BANK, N.A.

By:
Jo Linda Papadakis
Vice President